Security Income Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 18, 2013

to the Summary Prospectus Dated January 28, 2013, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for the Guggenheim Macro Opportunities Fund (the “Fund”) and should be read in conjunction with the Summary Prospectus.

The Board of Directors (the “Board”) of Security Income Fund (the “Corporation”) recently approved certain changes to the Fund’s investment program. In particular, the Board approved the establishment of a wholly-owned Cayman subsidiary (the “Subsidiary”) of the Fund in connection with the Fund’s investment strategy to invest in commodities and certain other investments. The Subsidiary will be organized as a Cayman limited company and the Subsidiary will be managed by Guggenheim Partners Investment Management, LLC (the “Investment Manager”). The Fund will invest in the Subsidiary in order to gain exposure to the commodities and other instruments in which the Subsidiary invests.

In addition to establishing the Subsidiary, the Board approved a change in the Fund’s classification from “diversified” to “non-diversified.” This change also requires approval of the Fund’s shareholders. Therefore, shareholders of the record on November 25, 2013 will receive information regarding this proposal and will be asked to vote on this proposal at a special meeting of shareholders to be held on January 8, 2014 and at any and all adjournments or postponements thereof.

Information regarding the proposal will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov once filed. In the event that the shareholders of the Fund do not approve the change in the Fund’s classification from “diversified” to “non-diversified,” the Fund may still invest in the Subsidiary, and the Fund will invest in the Subsidiary and other investments consistent with being a “diversified” investment company.

The changes to the Fund’s investment strategy and risks relating to the Subsidiary and, if approved by shareholders, the change in the Fund’s classification to “non-diversified” are expected to become effective on or about January 28, 2014. These changes may expose the Fund to new tax, legal and investment risks. Therefore, subject to approval by shareholders, it is anticipated that, effective on or about January 28, 2014, the Prospectus and SAI will be revised substantially as follows to discuss the Fund’s investments in the Subsidiary and the change in the Fund’s classification to “non-diversified”:

The following will be added to the end of the second paragraph of the section titled “Principal Investment Strategies” beginning on page 3 of the Summary Prospectus:

The Fund may gain exposure to such commodity instruments by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (“1940 Act”). The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The following risk disclosures are added under the section titled “Principal Risks” beginning on page 4 of the Summary Prospectus:

Investment in the Subsidiary Risk – The Subsidiary, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Non-Diversification Risk – The Fund is considered non-diversified because it invests a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

The disclosure titled “Tax Risk” in the section titled “Principal Risks” beginning on page 4 of the Prospectus will be replaced in its entirety as set forth below:

Tax Risk – The Fund will seek to gain exposure to the global commodities markets by investing in the Subsidiary. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future legislation, Treasury regulations and/or guidance issued by the IRS may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.

Please Retain This Supplement for Future Reference

SUMMO-SUP2-1113x0114

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